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                                [Letterhead]




January 9, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Ladies and Gentlemen:


                            MIDISOFT CORPORATION

We have read Item 4 of Midisoft Corporation's Form 8-K dated January 9, 1997 and are in agreement with the statements contained in paragraph 4(a) therein.

Yours very truly,


/s/ Price Waterhouse LLP